                    SECOND AMENDMENT TO FRANCHISE AGREEMENT

         THIS SECOND AMENDMENT To Franchise Agreement ("Amendment"), Made and Entered into on the 1st day of September 1994, by and between the City of Tampa, Florida, a municipal corporation of the State of Florida (hereinafter "City") and Cable TV Fund 12-BCD Venture, a Colorado Joint Venture (hereinafter "Franchisee").

                                  WITNESSETH:

         WHEREAS, Franchisee is the successor to that certain Franchise Agreement, which by reference incorporates, inter alia, the Bid Application for the Cable Television Franchise submitted by Tampa Cable Television, Inc., (hereinafter "Franchise") dated December 30, 1982, between City and Tampa Cable Television, Inc., ("TCT") as amended by the Amendment to Franchise Agreement (hereinafter "First Amendment") dated October 6, 1986, between City and TCT and approved by Jones Intercable, Inc., whereby City granted a nonexclusive franchise for the construction and operation of a cable television system; and

         WHEREAS, various obligations and commitments in the Franchise and the First Amendment require modification; and

         WHEREAS, City and Franchisee have held numerous discussions regarding the outstanding issues and have reached a full and satisfactory resolution of them; and

         WHEREAS, City and Franchisee desire to resolve various matters in dispute with regard to Franchisee's compliance with its obligations and commitments under the Franchise and the First Amendment;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

         Section 1. Franchisee has established a Summer Jobs Program providing summer employment at the system for at least four (4) youths of high school age who are residents of Tampa. Franchisee will continue this program until the end of the Franchise term and will, in cooperation with City officials, utilize the services of the Private Industry Council's summer jobs program and the Career Experience Program in locating suitable applicants.

         Section 2. Within ninety-six (96) hours of receipt by Franchisee of notification from City of the feedpoint location desired by City, Franchisee will provide City with a satellite uplink feed via IDB, Incorporated, uplink carrier or another suitably qualified carrier from any location served by Franchisee.

Franchisee will be responsible for all cable system and other transportation costs and all labor involved in establishing the uplink connection. City shall be responsible for all uplink charges imposed by IDB or the substitute uplink carrier.

         Section 3. Franchisee shall maintain its origination facilities and equipment, at a minimum, in the quality and condition existing on the effective date of this Amendment. Franchisee commits to a minimum expenditure of Two Hundred Seven Thousand Dollars ($207,000.00) annually on the production of local origination programming through the end of the current Franchise term.

         Section 4. Through the end of the current Franchise term, Franchisee commits to a minimum expenditure of at least One Hundred Thousand Dollars ($100,000.00) annually for maintenance and capital upgrade of public access equipment and to a minimum expenditure of at least Four Hundred
Fifty Thousand Dollars ($450,000.00) annually for providing public access service at the level of programming in existence on the effective date of this Amendment. Upon establishment of an independent entity for the administration of public access production and programming, Franchisee shall transfer to such entity all public access responsibility and ownership of the existing public access center equipment. At such time as the independent entity is lawfully established, it shall provide notice to Franchisee that it is ready to accept ownership of the public access center equipment. Franchisee shall, within thirty (30) days of such notification, provide the independent entity with a "Certificate of Title Transfer" containing an itemization of the equipment being transferred which shall correspond in all material respects with the equipment listed on Schedule A hereto. In connection with the establishment of said independent entity, City shall require that there be established by the entity, prior to undertaking any administration of public access responsibilities, operating rules which shall include prohibitions of any obscene programming and appropriate and lawful limitations on indecent programming. The operating rules shall also prohibit use of public access channels for any commercial purpose or for any unlawful uses.

         Section 5. In conjunction with a high school located in the City of Tampa, Franchisee shall implement, as a test site, the American Memory Project in order to provide high school students interactive access to multimedia educational material from the Library of Congress. Following the implementation of such Project, Franchisee shall issue a report to City.

         Section 6. Franchisee shall construct an Institutional Network (the "Network") using fiber optic technology. A description of the Network is attached as Schedule B. Initial activation of the Network shall occur nine (9) months after City has approved the design of the Network as specified in Schedule B hereto with final completion ninety (90) days thereafter. Franchisee shall coordinate the construction and location of the Network with City. Once the Network is complete, City is responsible for any changes, modifications or relocations made to the Network. City's use of the Network's transmission facilities will be at no charge to City as long as City continues to use the Network; however, City shall provide its own terminal equipment at its own cost. Franchisee shall maintain ownership and operational control of the Network, and shall maintain the Network at no cost to City. Franchisee shall expend an amount of funds sufficient to develop and construct the Network as specified in Schedule B.

         Section 7. At such time as Franchisee or any cable television entity related to Jones Intercable, Inc. commences testing of digital compression technology, Franchisee shall conduct the same or similar tests in the City of Tampa, provided such tests commence prior to January 1, 1996. Franchisee shall issue a report to the City promptly upon completion of such tests.

         Section 8. Franchisee may carry the "bulletin board" programming on any public access channel during periods when not in use for public access programming; provided, that Franchisee dedicates current Channel 19 for use as a second Government Access Channel.

         Section 9. Upon execution of this Amendment, Franchisee shall provide City with a monetary grant in the amount of Five Hundred Thousand Dollars ($500,000.00) to be used by City for the following City projects: the radio towers acquisition and demolition; the Tampa Museum of Art forecourt construction; and the Curtis Hixon public boat dock construction. City reserves the right to revise the foregoing projects from time to time at its discretion without obtaining the consent of Franchisee.

         Section 10. City and Franchisee agree that this Amendment is for the purpose of resolving various matters in dispute with regard to Franchisee's compliance with its obligations and commitments under the Franchise and the First Amendment including, without limitation, all matters itemized in the letter to Franchisee from City dated July 10, 1990, all subsequent correspondence, and any and all other claimed franchise compliance matters. City releases Franchisee from any obligations provided in the Franchise or the First Amendment that conflict with this Amendment.

         Section 11. City and Franchisee agree that, provided that Franchisee complies with the terms and conditions of this Amendment and the terms and conditions of the Franchise and the First Amendment that are not in conflict herewith, this Amendment evidences the parties resolution of the matters in dispute referred to in Section 10 of this Amendment, and, as of the date of execution of this Second Amendment, brings Franchisee into full compliance with the terms, conditions and obligations of the Franchise and the First Amendment.

         Section 12. Franchisee shall not claim the costs associated with compliance with this Amendment as "external" costs under Federal rate regulation procedures. Accordingly, no costs associated with the resolution of the matters in dispute referred to in Section 10 of this Amendment will be passed on to Franchisee's subscribers.

         Section 13. The parties acknowledge that certain terms and obligations set forth in the Franchise and the First Amendment are inconsistent with certain provisions of this Amendment. Accordingly, all terms or provisions of the Franchise or the First Amendment conflicting with the amended terms set forth above are deleted to the extent of any conflict.

         Section 14. If any one or more of the covenants, agreements or provisions of this Amendment shall be held to be contrary to any express provision of law or contrary to any policy of express law, although not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid or unenforceable, then such covenants, agreements or provisions shall be null and void and shall be deemed separate from the remaining covenants, agreements or provisions of this Amendment.

         Section 15. This Amendment shall become effective as of the date set forth above upon execution by City and Franchisee.

Attest:                                          City of Tampa, Florida

/s/ JANETT S. MARTIN                             By: /s/ SANDRA J. FREEDMAN
City Clerk                                           Mayor


                                                 Cable TV fund 12-BCD Venture,
                                                 a Colorado Joint Venture

                                          By     Cable TV Fund 12-B, Ltd.,
                                                 a Colorado limited partnership
                                                 as a Venturer

                                          By    Cable TV fund 12-C, Ltd.,
                                                a Colorado limited partnership
                                                as a Venturer

                                          By    Cable TV Fund 12-D, ltd.,
                                                a Colorado limited partnership,
                                                as a Venturer

                                          By    Jones Intercable, Inc.
                                                a Colorado Corporation,
                                                as their General Partner

WITNESSES:                                      By: /s/ RUTH E. WARREN
/s/ THOMAS E. CARLOCK                               Ruth E. Warren
/s/ KATHERINE A. LEVOY

                                                Title: Group Vice President/
                                                       Operations

                                      1-13

SCHEDULE A

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
 1    Desktop Mic Stand x3              Atlas DS-7                      n/a              Cabinet              90        6/6/94
 2    Boom Mic x2                    Sonnheiser M2616                   n/a              Cabinet              89        6/6/94
 3    Phone Cord 25(#)                      n/a                         n/a              Cabinet              89        6/6/94
 4    Uni-directional mic x1            Shure SM-57                     n/a              Cabinet              88        6/6/94
 5    Lav mic x8                     Audio Tech AT-831                  n/a              Cabinet              88        6/6/94
 6    Tool box for audio                Fish-n-chum                     1430             Cabinet              91        6/6/94
 7    Image Writer                     Apple A9M0310                  0167351            Drew Park            89        6/6/94
 8    Video monitor                 Panasonic BT-S1300N              FA7520219           Dubrack              85        6/6/94
 9    VHS VTA                          Sharp XA-300                  009326590           Dubrack              91        6/6/94
 10   U-Matic VTR                      Sony VO-5600                    72672             Dubrack              84        6/6/94
 11   Countdown generator               Laird 1040                      7769             Edit 1               84        6/6/94
 12   Waveform monitor               Leader LOB-586OH                 0727688            Edit 1               93        6/6/94
 13   Video Monitor                    Sony PVM-1390                  2011576            Edit 2               93        6/6/94
 14   Video Monitor                    Sony PVM-1390                  2011806            Edit 2               93        6/6/94
 15   U-Matic VTR                      SONY VO-5850                    70349             Edit 2               86        6/6/94
 16   Edit controller                   Sony RM-440                    25845             Edit 2               86        6/6/94
 17   Video monitor                 Panasonic BT-S1300N              UG3511449           Edit 2               84        6/6/94
 18   Video Toaster                     Newtek 2000                  CA1092505           Edit 2               91        6/6/94
 19   Computer mouse - Toaster           313254-02                    CO1004             Edit 2               91        6/6/94
 20   Computer monitor            Amiga/Commodore 10845-C             1037843            Edit 2               91        6/6/94
 21   U-Matic VTR                      Sony VO-5800                    16597             Edit 2               85        6/6/94
 22   U-Matic VTR                      Sony VO-5850                    18211             Edit 2               85        6/6/94
 23   TBC - Personal III               Amiga Toaster                9301TB31637          Edit 2               93        6/6/94
 24   TBC - Personal remote            Amiga RC-2000                 9301RC2202          Edit 2               93        6/6/94
 25   88MB - cartridge                Syquest SQ-5110                 8200547            Edit 2               93        6/6/94
 26   TBC                                FOR-A 420                    1440850            Edit 2               94        6/6/94
 27   TBC - Personal remote           Digital RC-2000                9311RC2629          Edit 2               94        6/6/94
 28   U-matic VTR                      Sony VO-5850                    75334             Edit 2               94        6/6/94
 29   Syquest cartridge                  88mb 5.25                    8200567            Edit 2               94        6/6/94
 30   Waveform Monitor                Videotek TSM-5A                 E5843672           Edit 1               90        6/6/94
 31   Camera                           Sony DXC-M3A                    11314             Engineering          86        6/6/94
 32   Camera                            Sony DXC-M3                    11831             Engineering          83        6/6/94
 33   Viewfinder STUDIO                 Sony DXF-50                    17768             Engineering          86        6/6/94
 34   Cabinet/metal                        Beige                        n/a              Engineering          89        6/6/94
 35   Video monitor                   Sharp Linytron                   532182            Engineering          89        6/6/94
 36   Camera Focus Control             Fujinon CFH-3                    n/a              Engineering          84        6/6/94
 37   Video monitor                 Panasonic BT-S1300N              UG3511482           Engineering          84        6/6/94
 38   camera zoom control              Fujinon SRD92                    n/a              Engineering          84        6/6/94
 39   Waveform Monitor                Videotek TSM-5A                 E3854334           Engineering          89        6/6/94
 40   Video router                     Dynair VSA-60                   234754            Engineering          89        6/6/94
 41   Vectorscope                     Videotek VSM-5A                 V5842225           Engineering          83        6/6/94
 42   Camera Control Unit                Sony CCU                      70014             Engineering          90        6/6/94
 43   U-Matic VTR                      Sony VO-5850                    25372             Engineering          85        6/6/94
 44   U-Matic VTR                      Sony VO-5800                    30075             Engineering          84        6/6/94
 45   U-Matic VTR                      Sony VO-5800                    22281             Engineering          85        6/6/94
 46   U-Matic VTR                      Sony VO-5000                    34138             Engineering          84        6/6/94
 47   CD Player                       Carver SD/A-450               926C0752346          Engineering          93        6/6/94
 48   Camera                           Sony DXC-1821                   50316             Engineering          89        6/6/94
 49   Video monitor                 Panasonic BT-S1300N              UG4454547           Engineering          84        6/6/94
 50   Camera lens                     Sony VCL-1012BY                8850623222          Engineering          89        6/6/94
 51   Audio mixer                     Yamaha MC120411                 JX01006            Engineering          94        6/6/94
 52   Video monitor                   Panasonic TC-1330              UG3541322           Engineering          86        6/6/94
 53   Vacuum                           Metro MPV-2                      n/a              Engineering          94        6/6/94
 54   U-Matic VTR                      Sony V0-5800                    72672             Engineering          94        6/6/94
 55   Solder iron                      Weller EC1001                  AN001795           Engineering          94        6/6/94
 56   Cordless screwdriver              Skill 2207                     4GUV32            Engineering          94        6/6/94
 57   Calculator                      Sharp EL-11925                    n/a              Engineering          94        6/6/94
 58   Oscilloscope 150 MHz             Tektronix 2445                 9028210            Engineering          94        6/6/94
 59   Multimeter                         Fluke 27                     3605354            Engineering          94        6/6/94
 60   Receiver                        Optimus sta-300                  23447             Engineering          94        6/6/94
 61   Cable analizer                       CA-7                         n/a              Engineering          94        6/6/94
 62   CD Player                        Sony CDP-790                 926CO752348          Engineering          93        6/6/94
 63   Viewfinder STUDIO                 Sony DXF-50                    17768             Engineering          86        6/6/94
 64   Waveform Monitor                Videotek TSM-5A                 E3854334           Engineering          89        6/6/94
 65   Camera focus control x3           Canon FM-1                      n/a              Garage               84        6/6/94
 66   Bookshelf 4 tier                     Grey                         n/a              Garage               89        6/6/94

                                      2-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
 67   Collapsible table 7' x 6              n/a                         n/a              Garage               84        6/6/94
 68   Camera Tripod                     Bogen 3031                      n/a              Garage               86        6/6/94
 69   Camera zoom lens                Cannon DXC-6000                  311046            Garage               84        6/6/94
 70   TBC                               Forte CCHDP                   90415405           Garage               94        6/6/94
 71   Video Monitor                    Sony CVM-1270                   206276            Headend              85        6/6/94
 72   Video monitorx2                  Sony PVM-8200                   502681            Headend              83        6/6/94
 73   Video monitor                    Sony PVM-8020                   011640            Headend              83        6/6/94
 74   Slide Controller                     Kodak                       11020             Headend              85        6/6/94
 75   Ladder 2 step metal                   n/a                         n/a              Headend              89        6/6/94
 76   TBC                              FOR-A FA-410                    941209            Headend              84        6/6/94
 77   Video Monitor B/W             Panasonic WV-5381U                67102026           Headend              83        6/6/94
 78   Film Chain Remote                 Laird 2515                      n/a              Headend              84        6/6/94
 79   Slide Projector - dual           Z-mark LD4250                 YS1A/VT1A           Headend              85        6/6/94
 80   Multiple AC Outlet                    n/a                         n/a              Headend              85        6/6/94
 81   Character Generator               Chyton VP-2                     707              Headend              84        6/6/94
 82   Video Monitor B/W             Panasonic WV-5381U                59104510           Headend              83        6/6/94
 83   AV Router X2                      Intergroup                  B10764/9-86          Headend              84        6/6/94
 84   Film Chain Control                Laird 2513                      n/a              Headend              84        6/6/94
 85   Tuner                         Panasonic TU 1012T                 60017             Headend              84        6/6/94
 86   6 input router                      Dynair                        n/a              Headend              84        6/6/94
 87   Video Monitor B/W             Panasonic WV-5361U                42Z02426           Headend              84        6/6/94
 88   Film Chain Remote                 Laird 2523                      n/a              Headend              84        6/6/94
 89   Video Monitor B/W             Panasonic WV-5361U                44Z02133           Headend              84        6/6/94
 90   Video Monitor B/W             Panasonic WV-5361U                33Z02760           Headend              84        6/6/94
 91   Video Monitor B/W             Panasonic WV-5381U                67I02017           Headend              83        6/6/94
 92   Intercom base station             Telex IC-3M                     n/a              Headend              84        6/6/94
 93   Video Monitor B/W             Panasonic WV-5361U                42Z02425           Headend              84        6/6/94
 94   15 input A/V Router             3M8190400213-6                  03840427           Headend              84        6/6/94
 95   Video Monitor B/W             Panasonic WV-5381U                59104505           Headend              83        6/6/94
 96   15 input A/V Router             3M8190400213-6                  03840423           Headend              84        6/6/94
 97   Audio compr./limiter              Valley 440                      5461             Headend                        6/6/94
 98   15 input A/V Router             3M8190400213-6                  03840424           Headend              84        6/6/94
 99   Converter box                     DPV5-212-R3                 T7C31114487D         Headend                        6/6/94
100   Video Monitor B/W             Panasonic WV-5381U                59104506           Headend              83        6/6/94
101   Video Monitor B/W             Panasonic WV-5361U                44Z02132           Headend              84        6/6/94
102   Converter Box                     DPV5-212-R3                TOA31262245A2         Headend                        6/6/94
103   Converter Box                     DPV5-212-R3                 T7C31114427D         Headend                        6/6/94
104   Audio cart recorder                  500DR                    901050032701         Headend              84        6/6/94
105   Waveform Monitor               Leader LBO-5860B                 7100384            Headend              86        6/6/94
106   Vectorscope                    Leader LVS-5850B                 7110334            Headend              90        6/6/94
107   Video router                     Pana. WJ-225R                  67K01755           Headend              84        6/6/94
108   Audio Amplifier                 Videotek APM8RS                 06890971           Headend              84        6/6/94
109   15 imput A/V Router              3M190400213-6                  03840426           Headend              84        6/6/94
110   A/V DA                           Sigma PS501A                     n/a              Headend              84        6/6/94
111   Audio compr./limiter              Valley 440                      5178             Headend                        6/6/94
112   Video monitor                 Panasonic BT-S1300N              FA7340195           Headend              84        6/6/94
113   Video Monitor B/W              Panasonic WV-5382                33Z02861           Headend              84        6/6/94
114   Video Monitor B/W              Panasonic WV-5382                33Z02591           Headend              84        6/6/94
115   TBC                              FOR-A FA-410                    941163            Headend              84        6/6/94
116   VHS-VTR                        Panasonic AG-6300               D4HK00121           Headend              85        6/6/94
117   Film Projector                      NT2-LTI                      11552             Headend              85        6/6/94
118   Rack Mount x8                    Sony RMM-507                     n/a              Headend              89        6/6/94
119   U-Matic/SP VTR                   Sony VP-9000                    15096             Headend              91        6/6/94
120   U-Matic/SP VTR                   Sony VP-9000                    14984             Headend              91        6/6/94
121   Video Monitor                    Sony CVM-1271                  2015100            Headend              89        6/6/94
122   Video Monitor                    Sony CVM-1271                  2062561            Headend              89        6/6/94
123   Video Monitor                    Sony CVM-1271                  2015102            Headend              89        6/6/94
124   U-Matic/SP VTR                   Sony V0-9600                    13445             Headend              89        6/6/94
125   Video Stillstore                 Sony MVR-5500                   000191            Headend              87        6/6/94
126   U-Matic/SP VTR                   Sony VP-9000                    14769             Headend              91        6/6/94
127   U-Matic/SP VTR                   Sony VP-9000                    14774             Headend              91        6/6/94
128   Camera                            Sony DXC-M3                    12059             Headend              83        6/6/94
129   U-matic/SP VTR                   Sony VP-9000                    14773             Headend              91        6/6/94
130   U-Matic/SP VTR                   Sony VP-9000                    14765             Headend              91        6/6/94
131   Video Monitor                    Sony CVM-1270                   201525            Headend              85        6/6/94
132   Camera lens                      Fujinon RM-8B                   260629            Headend              88        6/6/94

                                      3-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
133   TBC Remote                       FOR-A PCU-20                   3990018            Headend              94        6/6/94
134   TBC                                  FA-4                         n/a              Headend              94        6/6/94
135   filmchain                        Zenmark 2000                                      Headend                        6/6/94
136   Supergen Genlock                     SG-10                    3KSG3068145          Headend              93        6/6/94
137   Computer Keyboard               Amiga KQQ099Y0                   MT9108            Headend              94        6/6/94
138   VHS-VTR                        Panasonic AG-6300               A4HL00144           Headend              85        6/6/94
139   Waveform Monitor               Leader LBO-5860B                 7100384            Headend              86        6/6/94
140   Feather Duster                        n/a                         n/a              Janitor Closed       89        6/6/94
141   Mop Bucket Metal                      n/a                         n/a              Janitor Closed       89        6/6/94
142   Push Broom                            n/a                         n/a              Janitor Closed       89        6/6/94
143   Floor Mop                             n/a                         n/a              Janitor Closed       89        6/6/94
144   Vectorscope                     Videotek VSM-5A                 V2842044           L/O                  86        6/6/94
145   Video monitor                    Sony PVM-8220                  5002212            L/O                  90        6/6/94
146   Video Monitor                    Sony PVM-8220                  5001081            L/O                  86        6/6/94
147   Computer Table                    Black/Wood                      n/a              Lobby                89        6/6/94
148   Sectional couch (9 piece)            plum                         n/a              Lobby                89        6/6/94
149   Glass Coffee Table                   Glass                        n/a              Lobby                89        6/6/94
150   Computer mouse                   Apple A2M2070                   164623            Lobby                89        6/6/94
151   Video Monitor                    Sony CVM-2560                   203889            Lobby                83        6/6/94
152   U-Matic VTR                      Sony V0-5000                    45331             Lobby                84        6/6/94
153   Lav Mic                       Audio Tech. AT803B                AT586-W7           Location             93        6/6/94
154   Lav Mic                       Audio Tech. AT803B                AT587-J5           Location             93        6/6/94
155   Lav Mic                       Audio Tech. AT803B                AT588-3B           Location             93        6/6/94
156   Lav Mic                       Audio Tech. AT803B                AT589-W8           Location             93        6/6/94
157   Lav Mic                       Audio Tech. AT803B                AT590-10           Location             93        6/6/94
158   Lav Mic                       Audio Tech. AT803B                AT591-2            Location             93        6/6/94
159   Lav Mic                       Audio Tech. AT803B                AT592-9            Location             93        6/6/94
160   Lav Mic                       Audio Tech. AT803B                AT593-X1           Location             94        6/6/94
161   Viewfinder                       Sony DXF-M3A                    10288             Location             86        6/6/94
162   Camera                          Sony DXC-3000A                   64198             Location             90        6/6/94
163   Battery                           Anton NP-1                     005982            Location             89        6/6/94
164   Battery                           Anton NP-1                     005996            Location             89        6/6/94
165   Clamps x5                             n/a                         n/a              Location             89        6/6/94
166   PZM 30GPB mic                        Crown                       10865             Location             83        6/6/94
167   Lav mic                            AKG C567                        1               Location             89        6/6/94
168   Omni Directional mic                EV 635A                       9044             Location             88        6/6/94
169   Lav mic x1                        Shure SM-7                     SM7-2             Location             89        6/6/94
170   Shotgun                        Sennheiser ME-80                   SG1              Location             86        6/6/94
171   Camera Zoom Control              Canon Grip-Z9                    n/a              Location             84        6/6/94
172   2K Softlight                   Mole-Rich./25914                   5360             Location             86        6/6/94
173   Shotgun                        Sennheiser ME-80                   SG2              Location             86        6/6/94
174   Battery                           Anton NP-1                     006000            Location             89        6/6/94
175   14 -14 pin cable x2                   n/a                         n/a              Location             84        6/6/94
176   Windscreens x6                 Sennheiser MZW415                  n/a              Location             90        6/6/94
177   Battery                           Anton NP-1                     005500            Location             89        6/6/94
178   Toga light kit                   Lowell TI-10                     n/a              Location             89        6/6/94
179   Light kit                        Century 1052                     n/a              Location             89        6/6/94
180   Battery                           Anton NP-1                     005501            Location             89        6/6/94
181   Battery                           Anton NP-1                     005994            Location             89        6/6/94
182   Omni Directional Mic                EV 635A                       9106             Location             86        6/6/94
183   Omni Directional Mic                EV 635A                       9107             Location             86        6/6/94
184   Omni Directional Mic                EV 635A                      90103             Location             86        6/6/94
185   Omni Directional Mic              Shure SM-58                     KGO3             Location             89        6/6/94
186   Light mount clamp                  Mini Cool                      n/a              Location             88        6/6/94
187   Spot light 75 wattx2               Mini Cool                      n/a              Location             88        6/6/94
188   Cigarrette Power adaptor           Mini Cool                      n/a              Location             88        6/6/94
189   Flood light x2                      Lowell                        n/a              Location             86        6/6/94
190   Battery x2                         Mini Cool                      n/a              Location             88        6/6/94
191   A/C power adaptor x2               Mini Cool                      n/a              Location             88        6/6/94
192   Light mount                        Mini Cool                      n/a              Location             88        6/6/94
193   Spot light x3                       Lowell                        n/a              Location             86        6/6/94
194   Spot light stand x3                 Lowell                        n/a              Location             88        6/6/94
195   Flood light x2                      Strand                        n/a              Location             86        6/6/94
196   Camera Tripod x1                  Bogen 3063                      n/a              Location             86        6/6/94
197   Portable monitor                  JVC TM-22U                    7009769            Location             85        6/6/94
198   CCD Battery                    Anton Pro Pak-90                  64582S            Location             88        6/6/94

                                      4-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
199   CCD Battery                    Anton Pro Pak-90                  64575S            Location             88        6/6/94
200   Audio Console                     Shure M-267                   CA313543           Location             83        6/6/94
201   Monitor Kangaroo x1                 MO-22U                        n/a              Location             85        6/6/94
202   Battery                            JVC-NP450                     20160             Location             85        6/6/94
203   Battery                            JVC-20142                     20142             Location             87        6/6/94
204   CCD Battery                    Anton Pro Pak-90                  64576S            Location             88        6/6/94
205   Battery x5                           BP-60                        n/a              Location             88        6/6/94
206   Headphone x4                      Telex 610-1                     n/a              Location             88        6/6/94
207   Battery tester                     Microtona                     22-031            Location             84        6/6/94
208   Camera head                         Miller                       F4256             Location             86        6/6/94
209   Mic stand(shorts) x 3                Atlas                        n/a              Location             89        6/6/94
210   Camera head                         Miller                       F4255             Location             86        6/6/94
211   PZM power supply                  Crown PX18B                    019132            Location             86        6/6/94
212   2K Carry case                   Mole-Richardson                  40912             Location             86        6/6/94
213   Battery                           Anton NP-1                     005499            Location             89        6/6/94
214   2K Softlight                   Mole-Rich./25914                   5357             Location             86        6/6/94
215   2K Carry case                   Mole-Richardson                  40916             Location             86        6/6/94
216   Battery                           Anton NP-1                     005997            Location             89        6/6/94
217   Direct Box                       Stewart ADB-1                   A14115            Location             89        6/6/94
218   Tool box -- orange                  Contico                       n/a              Location             91        6/6/94
219   Video monitor                     JVC-TM 22U                    7009769            Location             85        6/6/94
220   Camera focus control x2          Fujinon CFH-3                    n/a              Location             84        6/6/94
221   Camera lens                     Sony VCL-1012BY                8850609515          Location             89        6/6/94
222   Camera lens                     Sony VCL-1012BY                8850614748          Location             89        6/6/94
223   Camera Tripod                        Bogen                        n/a              Location             86        6/6/94
224   Camera                          Sony DXC-3000A                   65106             Location             90        6/6/94
225   Battery charger (NP1A)            Sony BC1WA                     31198             Location             89        6/6/94
226   Camera AC adaptor                 Sony AC-500                    28649             Location             89        6/6/94
227   Battery charger (BP-90)           Sony BC-210                    18003             Location             83        6/6/94
228   Battery charger (BP-60)          Sony BC-1000                    11778             Location             89        6/6/94
229   Battery adoptor                    Sony DC-8                     10322             Location             86        6/6/94
230   Camera                            Sony DXC-M3                    12274             Location             83        6/6/94
231   Camera                            Sony DXC-M3                    12065             Location             83        6/6/94
232   Viewfinder ENG                   Sony DXF-3000                   17163             Location             89        6/6/94
233   Viewfinder ENG                   Sony DXF-M3A                   11427SM            Location             86        6/6/94
234   Battery adaptor                    Sony DC-7                     14557             Location             83        6/6/94
235   Portable lightx2               MiniCool-Cool Lux                                   Location             94        6/6/94
236   Camera Super VHS               Panasonic AG-4600               G3JA00183           Location             94        6/6/94
237   Batteries Super VHS                AG-BP212                      290693            Location             94        6/6/94
238   Batteries Super VHSx3              AG-BP212                      200193            Location             94        6/6/94
239   Omni Directional Mic              Shure SM-58                     SM5              Location             89        6/6/94
240   Omni Directional Mic              Shure SM-58                      06              Location             89        6/6/94
241   Omni Directional Mic              Shure SM-57                      03              Location             89        6/6/94
242   Lav mic x4                        AKG C567-E1                     n/a              Location             89        6/6/94
243   Lav Mic                       Audio Tech. AT803B                AT593-X2           Location             94        6/6/94
244   Viewfinder                        Sony DXF-M3                    11913             Location             86        6/6/94
245   Camera lens                       Canon 14375                    312019            Location             94        6/6/94
246   Wrenchx3                              n/a                         n/a              Location             94        6/6/94
247   Viewfinder ENG                   Sony DXF-3000                   21911             Location             94        6/6/94
248   Camera zoomlens                 Cannon DXC-6000              BVP-300311077         Location             94        6/6/94
249   Headphonesx4                   Realistic Nova-40               1, 2, 3, 4          Location             94        6/6/94
250   Headset                             MX300-B                       n/a              Location             94        6/6/94
251   Viewfinder                        Sony DXF-M3                    11913             Location             86        6/6/94
252   Viewfinder ENG                   Sony DXF-3000                   17163             Location             89        6/6/94
253   Viewfinder ENG                   Sony DXF-M3A                   11427SM            Location             86        6/6/94
254   Viewfinder ENG                   Sony DXF-3000                   21911             Location             94        6/6/94
255   Windscreens x6                 Sennheiser MZW415                  n/a              Location             90        6/6/94
256   Wrenchx3                              n/a                         n/a              Location             94        6/6/94
257   Omni Directional mic                EV 635A                       8826             Location             86        6/6/94
258   Calculator                          T1-5033                     0008092            Office               89        6/6/94
259   Executive Phone 20 line x 2    TIE Comm. T-12DSS                  n/a              Office               89        6/6/94
260   Executive Phone 10 line x 2
261   Coffee Cabinet/metal                  n/a                         n/a              Office               89        6/6/94
262   Computer monitor                Macintosh Plus               F8388EPM0001A         Office               89        6/6/94
263   Computer monitor                Macintosh Plus               F8388LWM0001A         Office               89        6/6/94
264   Fire Cabinet (3 drawer) x2           Grey                         n/a              Office               89        6/6/94

                                      5-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
265   Computer hard drive                Macintosh                 F8380PAM2604A         Office               89        6/6/94
266   Laser Writer                      Apple MO156                 A51407SM0156         Office               89        6/6/94
267   Cart/Metal x3                        Grey                         n/a              Office               89        6/6/94
268   Front Desk                            n/a                         n/a              Office               89        6/6/94
269   Computer Keyboard                Apple MO110A                M835M0110A1772        Office               89        6/6/94
270   Computer Keyboard                Apple MO110A                G602M0110A2796        Office               89        6/6/94
271   Desk X3                          wood/natural                     n/a              Office                         6/6/94
272   Desk x4                           metal/grey                      n/a              Office               89        6/6/94
273   Refrigerator                        ERY0550                     01787701           Office               89        6/6/94
274   Typewriter                        Canon AP350                  A22011229           Office               89        6/6/94
275   Supply Cabinet x2                    Grey                         n/a              Office               89        6/6/94
276   Typewriter table w/wheels         metal/wood                      n/a              Office               89        6/6/94
277   Microwave Oven                  Samsung RE-5520                 41101532           Office               93        6/6/94
278   File Cabinet (4 drawer)              Beige                        n/a              Office               89        6/6/94
279   File Cabinet (4 drawer) X2           Grey                         n/a              Office               89        6/6/94
280   Computer monitor                Macintosh Plus               F60420TM0001A         Office               89        6/6/94
281   Trash Can x14                       Plastic                       n/a              Office               89        6/6/94
282   Computer monitor                Macintosh Plus               F7320G2M0001A         Office               89        6/6/94
283   Bulletin Boards x7                    n/a                         n/a              Office               89        6/6/94
284   Video monitor                   Sharp Linytron                   532074            Office               89        6/6/94
285   Video monitor                   Sharp Linytron                   536907            Office               89        6/6/94
286   Computer Keyboard                Apple MO110A                M835M0110A1776        Office               89        6/6/94
287   Computer Keyboard                Apple MO110A                M722M0110A0096        Office               89        6/6/94
288   Pencil Sharpener                    Boston                      03053086           Office               89        6/6/94
289   Laminator                           RPA-400                     3122331            Office               94        6/6/94
290   Image Writer                     Apple A9M0320                  1666077            Office               89        6/6/94
291   Stool/metal x4                        n/a                         n/a              Office               89        6/6/94
292   Copier                           Sharp SF8500                   86207234           Office               89        6/6/94
293   Postal Weight Scale US              Pelouze                       Y50              Office               89        6/6/94
294   Bookshelf x3                         wood                         n/a              Office               89        6/6/94
295   Computer mouse                    Apple MO100                M712M010048884        Office               89        6/6/94
296   Chair/armless x3                     brown                        n/a              Office               89        6/6/94
297   Paper Cutter - metal                  n/a                         n/a              Office               89        6/6/94
298   Executive Switch Board        TIE/Comm. 39-MP1-85                 n/a              Office               89        6/6/94
299   Computer mouse                    Apple MO100                M810M010072359        Office               89        6/6/94
300   Chair/arms x2                       carmel                        n/a              Office               89        6/6/94
301   Hole Puncher x3                       n/a                         n/a              Office               89        6/6/94
302   Video monitor                   Sharp Linytron                   537434            Office               89        6/6/94
303   Chair/Whicker x4                    chrome                        n/a              Office               89        6/6/94
304   Video monitor                 Panasonic CTC-1330V               UG-61949           Office               89        6/6/94
305   Computer hard drive          Mac/Total Peripherals               501650            Office               89        6/6/94
306   Computer monitor                Macintosh L.C.                E052BM1M0298         Office               91        6/6/94
307   SmartModem                        Hayes 1200                  A12800153067         Office               90        6/6/94
308   Computer mouse                    Apple G5431                 LT244398C22          Office               93        6/6/94
309   Computer mouse                   Apple A2M2070                   173278            Office               93        6/6/94
310   Postal weight scale UPS             Pelouze                        Z5              Office               89        6/6/94
311   Computer ext. drive                Macintosh                    S85069E            Office               89        6/6/94
312   Chairs/arms x3                   maroon/chrome                    n/a              Office                         6/6/94
313   Chair/arms x1                     maroon/wood                     n/a              Office                         6/6/94
314   Computer hard drive                Macintosh                  E0500CGMC442         Office               89        6/6/94
315   Computer ext. drive                Macintosh                    S890NFE            Office               89        6/6/94
316   Patio set/4 chairs                    n/a                         n/a              Office               94        6/6/94
317   Handcarts x2                          Red                         n/a              Office               90        6/6/94
318   Computer keyboard                  Macintosh                  SK0460T003N          Office               89        6/6/94
319   Computer hard drive                Macintosh                     501631            Office               89        6/6/94
320   Computer monitor/drive         Macintosh Classic              E0490KMM0435         Office               91        6/6/94
321   Video monitor                   Sharp Linytron                   514284            Office               89        6/6/94
322   Handcart/set x1                      Grey                         n/a              Office               90        6/6/94
323   Bulletin board/glass                  n/a                         n/a              Office                         6/6/94
324   Trash drums x3                        n/a                         n/a              Office                         6/6/94
325   Computer mouse                    Apple M0100                 LT046GAKC22          Office               89        6/6/94
326   Converter box                 General Instrument               TIE3126680          Office                         6/6/94
327   Converter box                 General Instrument               T8K3906930          Office                         6/6/94
328   Converter box                 General Instrument               T7C3114467          Office                         6/6/94
329   Computer monitor/drive         Macintosh Classic             E1249BEMC435LL        Office               91        6/6/94
330   Computer mouse                       Apple                    MB119HB3C25          Office               92        6/6/94

                                      6-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

               ITEM                        MODEL                     SERIAL NO.              LOCATION         ENTER     CONFIRMED
      ----------------------    ---------------------------    ----------------------    -----------------    ------    ----------
331   Computer keyboard                    Apple                    M11219W103N          Office               92        6/6/94
332   Executive phone 22 line x4   TIE Comm. TC series 3                n/a              Office               89        6/6/94
333   Executive phone 12 line x2      TIE Comm. TC-12                   n/a              Office               89        6/6/94
334   Executive phone 9 line          TIE Comm. TC-12                   n/a              Office               89        6/6/94
335   Executive phone 8 line x4       TIE Comm. TC-8                    n/a              Office               89        6/6/94
336   Phone net plus x7                  Faralion                       n/a              Office                         6/6/94
337   Turbo net (phones)                 Nuvotech                       n/a              Office                         6/6/94
338   Computer hard drive                Macintosh                 F7320G2M0001A         Office               89        6/6/94
339   Trash bin (recycling paper           blue                         n/a              Office                         6/6/94
340   First Aid Kits x2                     n/a                         n/a              Office               93        6/6/94
341   Thunderscanner hardware           Thunderware                   8307080            Office                         6/6/94
342   Magnetic Tape Deguasser     Audio Labs Electronics                TD-4             Office               84        6/6/94
343   Computer Keyboard                  Apple II                   M1312ENU03N          Office               90        6/6/94
344   PICK-UP TRUCK                        CHEVY                                         Office               84        6/6/94
345   Underdesk file cabinet gray        MCA-5520                       n/a              Office               94        6/6/94
346   Chair (manager) gray            E4-BD16-E4-3701                   n/a              Office               94        6/6/94
347   Desks w/cabinets (teal) x2            n/a                         n/a              Office               94        6/6/94
348   Chairs x25 black                E4-NS5-E4-3706                                     Office, Studio       94        6/6/94
349   Cabinet Blk Metal x2                  n/a                         n/a              Office/garage        89        6/6/94
350   Cabinet/Metal x2                     Gray                         n/a              Office/garage        89        6/6/94
351   Video Monitor B/W             Panasonic WV-5200BU               41Z04294           PVOM                 84        6/6/94
352   Video Monitor B/W             Panasonic WV-5200BU               41Z04293           PVOM                 84        6/6/94
353   Video Monitor B/W             Panasonic WV-5200BU               41Z04292           PVOM                 84        6/6/94
354   Camera Control unit               Sony CCU-M3                    10689             PVOM                 90        6/6/94
355   Camera Control unit               Sony CCU-M3                    15905             PVOM                 84        6/6/94
356   Camera Control unit               Sony CCU-M3                    17267             PVOM                 85        6/6/94
357   Video Monitor 25"             Panasonic CT2583VY               AS31330203          Remote van           93        6/6/94
358   Viewfinder STUDIO                 Sony DXF-50                    11925             Remote van           86        6/6/94
359   Lav mic                          Sony ECM-55B                    208255            Remote van           87        6/6/94
360   U-Matic/SP VTR                   Sony VO-9800                    14452             Remote van           90        6/6/94
361   Camera AC Adaptor                 Sony CMA-7                     16396             Remote van           86        6/6/94
362   Camera                          Sony DXC-3000A                   65248             Remote van           90        6/6/94
363   Viewfinder STUDIO                 Sony DXF-50                    17726             Remote van           88        6/6/94
364   Lav mic                          Sony ECM-55B                    211875            Remote van           87        6/6/94
365   Camera control unit                Sony CCU                      12648             Remote van           90        6/6/94
366   High pass filter x2               Shure A15HP                     n/a              Remote van           89        6/6/94
367   Head/tripodx2                      ITE H-14A                 16BVHSLT628888        Remote van           86        6/6/94
368   Omni Directional mic                EV RE50                       8640             Remote van           83        6/6/94
369   14 -14 pin cable 33' x1               n/a                         n/a              Remote van           86        6/6/94
370   14 pin (male/female) barrel           n/a                         n/a              Remote van           86        6/6/94
371   BNC puller (long handled)             n/a                         n/a              Remote van                     6/6/94
372   Pry bar                           Wonder bar                      n/a              Remote van           86        6/6/94
373   Headset x3                        Telex PH-2                      n/a              Remote van           86        6/6/94
374   14 -14 pin cable 133' x1              n/a                         n/a              Remote van           84        6/6/94
375   Omni Directional mic                EV 635A                       9238             Remote van           88        6/6/94
376   Camera dolly x3                      Gitzo                        n/a              Remote van           88        6/6/94
377   Video router                       Panasonic                    5YKO1389           Remote van           86        6/6/94
378   AC power extension 10'                n/a                         n/a              Remote van                     6/6/94
379   Audio snake 200'                      n/a                         n/a              Remote van           89        6/6/94
380   Audio Distribution              Videotek VDA-16                   n/a              Remote van           84        6/6/94
381   Cable reel - camera           Hannay C1520/17/18                 593918            Remote van           88        6/6/94
382   Mic headx2                     Sennheiser ME-88                 13988/9            Remote van           90        6/6/94
383   Mic Stand x3                         Atlas                        n/a              Remote van           89        6/6/94
384   Audio console                    Ramsa WR-5212                  8560110            Remote van           85        6/6/94
385   C Clamp Van x2                        n/a                         n/a              Remote van           86        6/6/94
386   Camera Focus control x2          Fujinon CFH-1                    n/a              Remote van           86        6/6/94
387   RF Wire Crimper                       n/a                         n/a              Remote van           89        6/6/94
388   RF Cable 50'                          n/a                         n/a              Remote van           86        6/6/94
389   Wire stripper                         n/a                         n/a              Remote van           86        6/6/94
390   Camera Tripod x4                 Gitza 20H-12                     n/a              Remote van           84        6/6/94
391   Headset x5                        Telex PH-1                      n/a              Remote van           83        6/6/94
392   Omni Directional mic                EV 635A                       9236             Remote van           88        6/6/94
393   Video amplifier x2              Videotek VDA-16                   n/a              Remote van           86        6/6/94
394   Cable reel - electric         Hannay C1520/17/18                 593920            Remote van           88        6/6/94
395   Directional mic x2                Shure Sm-58                     n/a              Remote van           89        6/6/94
396   Shore cable 8'                        n/a                         n/a              Remote van           86        6/6/94

                                      7-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
397   Shore cable 100(#) x2                     n/a                         n/a              Remote van       86        6/6/94
398   Red tool box                              n/a                         n/a              Remote van       86        6/6/94
399   Cable reel -- electric             Hannay 1C16/10/11                 594078            Remote van       88        6/6/94
400   Head/tripodX4                          ITE H-14A                 16BVHSLT834888        Remote van       86        6/6/94
401   14-14 pin cable 333(#) x3                 n/a                         n/a              Remote van       85        6/6/94
402   Cable reel -- camera              Hannay C1520/17/18                 593919            Remote van       88        6/6/94
403   Line input ADP x2                     Shure A15A                      n/a              Remote van       89        6/6/94
404   Helping hands                             n/a                         n/a              Remote van       86        6/6/94
405   Camera Focus control x2              Fujinon CFH-3                    n/a              Remote van       86        6/6/94
406   Wireless mic transmitter              Samson CR-2                    000270            Remote van       90        6/6/94
407   Intercom box x8                       Telex 1C/1F                     n/a              Remote van       84        6/6/94
408   Cable reel -- electric             Hannay 1C16/10/11                 594079            Remote van       88        6/6/94
409   Power ext. 100(#) on reel x2              n/a                         n/a              Remote van       86        6/6/94
410   Cassette player                       Tascam 122                   500056-52           Remote van       86        6/6/94
411   Floor mic stand x4                  Atlas VMS-12LW                    n/a              Remote van       90        6/6/94
412   Power amplifier                     Symetrix A-220                   15431             Remote van       86        6/6/94
413   Camera lens                          Fujinon A14'9                   350755            Remote van       86        6/6/94
414   Attenuator                            Shure A15AS                     n/a              Remote van                 6/6/94
415   Intercom base station                 Telex 1C-3M                     2085             Remote van       86        6/6/94
416   Camera Zoom control                  Fujinon SRD92                    n/a              Remote van       86        6/6/94
417   Camera Zoom control x2               Fujinon SRD52                    n/a              Remote van       86        6/6/94
418   Video monitor                     Panasonic CTC-1913               AP60730071          Remote van       86        6/6/94
419   Special effects generator              SEG-2000A                     10242             Remote van       86        6/6/94
420   Line match transfer x2                Shure A95U                      n/a              Remote van       89        6/6/94
421   Desktop mic stand x3                  Atlas DS-7                      n/a              Remote van                 6/6/94
422   RF Wire crimper                           n/a                         n/a              Remote van       86        6/6/94
423   Camera Zoom controlX2                Fujinon SRD92                    n/a              Remote van       86        6/6/94
424   Camera lens                          Fujinon A14'9                   353836            Remote van       86        6/6/94
425   Power extension 100(#) x2                 n/a                         n/a              Remote van       86        6/6/94
426   Tool set 16 pc.                         Jewels                        n/a              Remote van                 6/6/94
427   Speaker                           Realistic 40-20306                  3905             Remote van       86        6/6/94
428   Uni-directional mic X2                Shure SM-57                     n/a              Remote van       92        6/6/94
429   AC power extension 50(#) x2               n/a                         n/a              Remote van                 6/6/94
430   Speaker                           Realistic 40-20306                  3909             Remote van       86        6/6/94
431   Video router                         Pana. WJ-220R                  96K00271           Remote van       89        6/6/94
432   TBC                                  FOR-A FA-440                     n/a              Remote van       86        6/6/94
433   TBC Controller                          VEC-440                     1810567            Remote van       86        6/6/94
434   Digital tuner                            TP100                      50200673           Remote van                 6/6/94
435   Character Generator                    3M D-3600                      5267             Remote van       84        6/6/94
436   Camera lens                        Fuji. VCL-1012BY                8850609803          Remote van       84        6/6/94
437   Stereo Amp                         Realistic SA-150                707610870B          Remote van       86        6/6/94
438   Head/tripod                            ITE H-14A                 16BVHSLT632888        Remote van       86        6/6/94
439   Directional mic x2                    Shure SM-58                     n/a              Remote van       89        6/6/94
440   Video monitor                      Panasonic TM-224                076099063           Remote van       89        6/6/94
441   Waveform Monitor                    Tektronix 5860C                 9120451            Remote van       86        6/6/94
442   Vectorscope                         Tektronix 5850C                 9110507            Remote van       89        6/6/94
443   Camera                              Sony DXC-3000A                   64246             Remote van       90        6/6/94
444   Video Monitor                        Sony PVM-8220                  5008616            Remote van       90        6/6/94
445   Viewfinder STUDIO                     Sony DXF-50                    15453             Remote van       89        6/6/94
446   Camera                              Sony DXC-3000A                   63629             Remote van       90        6/6/94
447   Video monitor                        Sony PVM-8220                  5001051            Remote van       86        6/6/94
448   Camera                               Sony DXC-3000                   17446             Remote van       89        6/6/94
449   Camera AC Adaptor                     Sony CMA-8                     24209             Remote van       89        6/6/94
450   Camera AC Adaptor                     Sony CMA-8                     33748             Remote van       90        6/6/94
451   Viewfinder ENG                       Sony DXF-3000                   16887             Remote van       89        6/6/94
452   Viewfinder STUDIO                     Sony DXF-50                    16285             Remote van       89        6/6/94
453   Viewfinder ENG                       Sony DXF-3000                   21327             Remote van       89        6/6/94
454   Viewfinder ENG                       Sony DXF-3000                   21270             Remote van       89        6/6/94
455   Video Monitor                        Sony PVM-8221                  5011189            Remote van       91        6/6/94
456   Camera AC Adaptor                     Sony CMA-8                     18603             Remote van       89        6/6/94
457   Camera AC Adaptor                     Sony CMA-8                     33740             Remote van       90        6/6/94
458   Camera Control Unit                    Sony CCU                      10690             Remote van       84        6/6/94
459   Camera Control Unit                   Sony CCU-M3                    15427             Remote van       84        6/6/94
460   Camera Control Unit                   Sony CCU-M3                    10688             Remote van       85        6/6/94
461   Camera Control Unit                    Sony CCU                      10699             Remote van       84        6/6/94
462   Video Monitor                        Sony PVM-8221                  5011207            Remote van       91        6/6/94

                                      8-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
397   Shore cable 100' x2                       n/a                         n/a              Remote van       86        6/6/94
398   Red tool box                              n/a                         n/a              Remote van       86        6/6/94
399   Cable reel - electric              Hannay 1C16/10/11                 594078            Remote van       86        6/6/94
400   Head/tripodX4                          ITE H-14A                 16BVHSLT634888        Remote van       86        6/6/94
401   14-14 pin cable 333' x3                   n/a                         n/a              Remote van       85        6/6/94
402   Cable reel - camera               Hannay C15220/17/18                593919            Remote van       88        6/6/94
403   Line input ADP x2                     Shure A15A                      n/a              Remote van       89        6/6/94
404   Helping hands                             n/a                         n/a              Remote van       86        6/6/94
405   Camera Focus controlx2               Fujinon CFH-3                    n/a              Remote van       86        6/6/94
406   Wireless mic transmitter              Samson CR-2                    000270            Remote van       90        6/6/94
407   Intercom box x8                       Telex IC/1F                     n/a              Remote van       84        6/6/94
408   Cable reel - electric              Hannay 1C16/10/11                 594079            Remote van       88        6/6/94
409   Power ext. 100' on reel x2                n/a                         n/a              Remote van       86        6/6/94
410   Cassette player                       Tascam 122                   500056-52           Remote van       86        6/6/94
411   Floor mic stand x4                  Atlas VMS-12LW                    n/a              Remote van       90        6/6/94
412   Power amplifier                     Symetrix A-220                   15431             Remote van       86        6/6/94
413   Camera lens                          Fujinon A14*9                   350755            Remote van       86        6/6/94
414   Attenuator                            Shure A15A8                     n/a              Remote van                 6/6/94
415   Intercom base station                 Telex IC-3M                     2085             Remote van       86        6/6/94
416   Camera Zoom control                  Fujinon SRD92                    n/a              Remote van       86        6/6/94
417   Camera Zoom control x2               Fujinon SRD52                    n/a              Remote van       86        6/6/94
418   Video monitor                     Panasonic CTC-1913               AP60730071          Remote van       86        6/6/94
419   Special effects generator              SEG-2000A                     10242             Remote van       86        6/6/94
420   Line match transfer x2                Shure A95U                      n/a              Remote van       89        6/6/94
421   Desktop mic stand x3                  Atlas DS-7                      n/a              Remote van                 6/6/94
422   RF Wire crimper                           n/a                         n/a              Remote van       86        6/6/94
423   Camera Zoom controlX2                Fujinon SRD92                    n/a              Remote van       86        6/6/94
424   Camera lens                          Fujinon A14*9                   353836            Remote van       86        6/6/94
425   Power extension 100' x2                   n/a                         n/a              Remote van       86        6/6/94
426   Tool set 16 pc.                         Jewels                        n/a              Remote van                 6/6/94
427   Speaker                           Realistic 40-20306                  3905             Remote van       86        6/6/94
428   Uni-directional mic X2                Shure SM-57                     n/a              Remote van       92        6/6/94
429   AC power extension 50' x2                 n/a                         n/a              Remote van                 6/6/94
430   Speaker                           Realistic 40-20306                  3909             Remote van       86        6/6/94
431   Video router                         Pana. WJ-220R                  96K00271           Remote van       89        6/6/94
432   TBC                                  FOR-A FA-440                     n/a              Remote van       86        6/6/94
433   TBC Controller                          VEC-440                     1810567            Remote van       86        6/6/94
434   Digital tuner                            TP100                      50200673           Remote van                 6/6/94
435   Character Generator                    3M D-3600                      5267             Remote van       84        6/6/94
436   Camera lens                         Fuji.VCL-1012BY                8850609803          Remote van       84        6/6/94
437   Stereo Amp                         Realistic SA-150                707610870B          Remote van       86        6/6/94
438   Head/tripod                            ITE H-14A                 16BVHSLT632888        Remote van       86        6/6/94
439   Directional mic x2                    Shure SM-58                     n/a              Remote van       89        6/6/94
440   Video monitor                      Panasonic TM-224                076099063           Remote Van       89        6/6/94
441   Waveform Monitor                    Tektronix 5860C                 9120451            Remote Van       86        6/6/94
442   Vectorscope                         Tektronix 5850C                 9110507            Remote Van       89        6/6/94
443   Camera                              Sony DXC-3000A                   64246             Remote van       90        6/6/94
444   Video Monitor                        Sony PVM-8220                  5008616            Remote van       90        6/6/94
445   Viewfinder STUDIO                     Sony DXF-50                    15453             Remote van       89        6/6/94
446   Camera                              Sony DXC-3000A                   63629             Remote van       90        6/6/94
447   Video monitor                        Sony PVM-8220                  5001051            Remote van       86        6/6/94
448   Camera                               Sony DXC-3000                   17446             Remote van       89        6/6/94
449   Camera AC Adaptor                     Sony CMA-8                     24209             Remote van       89        6/6/94
450   Camera AC Adaptor                     Sony CMA-8                     33748             Remote van       90        6/6/94
451   Viewfinder ENG                       Sony DXF-3000                   16887             Remote van       89        6/6/94
452   Viewfinder STUDIO                     Sony DXF-50                    16285             Remote van       89        6/6/94
453   Viewfinder ENG                       Sony DXF-3000                   21327             Remote Van       89        6/6/94
454   Viewfinder ENG                       Sony DXF-3000                   21270             Remote Van       89        6/6/94
455   Video Monitor                        Sony PVM-8221                  5011189            Remote van       91        6/6/94
456   Camera AC Adaptor                     Sony CMA-8                     18605             Remote Van       89        6/6/94
457   Camera AC Adaptor                     Sony CMA-8                     33740             Remote Van       90        6/6/94
458   Camera Control unit                    Sony CCU                      10690             Remote van       84        6/6/94
459   Camera Control Unit                   Sony CCU-M3                    15427             Remote van       84        6/6/94
460   Camera control Unit                   Sony CCU-M3                    10688             Remote van       85        6/6/94
461   Camera Control Unit                    Sony CCU                      10699             Remote van       84        6/6/94
462   Video Monitor                        Sony PVM-8221                  5011207            Remote Van       91        6/6/94

                                      9-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
463   Camera AC Adaptor                     Sony CMA-8                     13541             Remote van       85        6/6/94
464   XLR cables 100'X2                         n/a                         n/a              Remote van       94        6/6/94
465   XLR cables 50'X4                          n/a                         n/a              Remote van       94        6/6/94
466   XLR cables 20'X5                          n/a                         n/a              Remote van       94        6/6/94
467   XLR cables 10'                            n/a                         n/a              Remote van       94        6/6/94
468   XLR cables 2'X6                           n/a                         n/a              Remote van       94        6/6/94
469   Video monitor (4 in one)             Sony PVM 411                    011807            Remote van       94        6/6/94
470   U-Matic/SP VTR                       Sony VO-9850                    76299             Remote Van       91        6/6/94
471   Camera AC Adaptor                     Sony CMA-7                     16415             Remote van       86        6/6/94
472   VAN - VANDURA 2500                        GMC                                          Remote Van       86        6/6/94
473   VAN - AC UNIT                                                                          Remote Van       86        6/6/94
474   VAN - RENOVATION                                                                       Remote Van       86        6/6/94
475   Headsets (sport)x2                Sennheiser HMD-224                  n/a              Remote van       94        6/6/94
476   Power modulex2                      Sennheiser K3-U                   n/a              Remote van       92        6/6/94
477   Tone generator                        Shure A15TG                     n/a              Remote van                 6/6/94
478   Windscreensx6                         Shure A58WS                     n/a              Remote van       94        6/6/94
479   Windscreensx2                        Shure A2WSBK                     n/a              Remote van       94        6/6/94
480   Audio Direct box2                    Steward AB-1                    A14114            Remote van       94        6/6/94
481   Headset                                  K-240                        n/a              Remote van       94        6/6/94
482   Headset                                  K-140                        n/a              Remote van       94        6/6/94
483   Light Kitx4                          Lowell DP-294                    n/a              Remote van       94        6/6/94
484   Light standx4                           Lowell                        n/a              Remote van       94        6/6/94
485   Camera lens                        Fuji A16X95BRM8B                0850002123          Remote van       84        6/6/94
486   Cart                           oadcast Electronics 500D           901050032545         Remote van       92        6/6/94
487   Light clampsx3                            n/a                         n/a              Remote van       94        6/6/94
488   Viewfinder ENG                       Sony DXF-3000                   13723             Remote van       89
489   Viewfinder ENG                       Sony DXF-3000                   16887             Remote van       89        6/6/94
490   Viewfinder ENG                       Sony DXF-3000                   21327             Remote van       89        6/6/94
491   Viewfinder ENG                       Sony DXF-3000                   21270             Remote van       89        6/6/94
492   Viewfinder STUDIO                     Sony DXF-50                    11925             Remote van       86        6/6/94
493   Viewfinder STUDIO                     Sony DXF-50                    17726             Remote van       86        6/6/94
494   Viewfinder STUDIO                     Sony DXF-50                    15453             Remote van       89        6/6/94
495   Viewfinder STUDIO                     Sony DXF-50                    16285             Remote van       89        6/6/94
496   Waveform Monitor                    Tektronix 5860C                 9120451            Remote Van       86        6/6/94
497   Windscreensx2                        Shure A2WSSK                     n/a              Remote van       94        6/6/94
498   Windscreensx6                         Shure A58WS                     n/a              Remote van       94        6/6/94
499   Wire stripper                             n/a                         n/a              Remote van       86        6/6/94
500   Wireless mic transmitter              Samson CR-2                    000270            Remote van       90        6/6/94
501   XLR cables 10'                            n/a                         n/a              Remote van       94        6/6/94
502   XLR cables 100'X2                         n/a                         n/a              Remote van       94        6/6/94
503   XLR cables 2'X6                           n/a                         n/a              Remote van       94        6/6/94
504   XLR cables 20'X5                          n/a                         n/a              Remote van       94        6/6/94
505   XLR cables 50'X4'                         n/a                         n/a              Remote van       94        6/6/94
506   Video Monitor B/W                Panasonic WV-5200 BU               95101540           Studio A         84        6/6/94
507   Video Monitor B/W                Panasonic WV-5200 BU               95101540           Studio A         84        6/6/94
508   Patch Bay (audio) x2                      ADC                         n/a              Studio A         84        6/6/94
509   Camera pedestal                         ITE P-7                       1219             Studio A         89        6/6/94
510   Camera Tripod                           ITE P-7                       3270             Studio A         89        6/6/94
511   Collapsible riser x3 large                n/a                         n/a              Studio A         84        6/6/94
512   Small Riser x2                            n/a                         n/a              Studio A         89        6/6/94
513   Audio Cart Machine                     BE 500DR                       2545             Studio A         84        6/6/94
514   Light Power Cables x40                  Kliegl                        n/a              Studio A         84        6/6/94
515   Countdown Generator                   Laird 104D                      7767             Studio A         84        6/6/94
516   Patch cords (audio)                     PJ051R                        n/a              Studio A         84        6/6/94
517   Equipment Racks (5)                     Winsted                       n/a              Studio A         84        6/6/94
518   Track Light x8                            R20                         n/a              Studio A         86        6/6/94
519   TBC                                  FOR-A FA-440                   1810568            Studio A         89        6/6/94
520   Intercom drops x3                     Telex 8339                      n/a              Studio A         84        6/6/94
521   Video monitor B/W                 Panasonic WV-5381U                3ZZ02216           Studio A         84        6/6/94
522   Headset x3                            Telex PH-1                      n/a              Studio A         83        6/6/94
523   Headset x1                            Telex HS-2                      n/a              Studio A         84        6/6/94
524   Mic Mount x2                       Sennheiser M2516                   n/a              Studio A         90        6/6/94
525   Audio Console                          ATC-1220                     12221358           Studio A         83        6/6/94
526   Patch Bay (video)                 Laird JS-40/J141-76                 n/a              Studio A         84        6/6/94
527   Special Effects Gen.                 JVC KM-2000U                   14851430           Studio A         84        6/6/94
528   Speaker                              Sentry -100A                  1700082249          Studio A         84        6/6/94

                                      10-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
529   Monitor Stand                          Bretford                       n/a              Studio A         89        6/6/94
530   Camera Tripod                           ITE P-7                       3271             Studio A         89        6/6/94
531   Equipment Fan                      Amco Engineer Co.                 00424             Studio A         89        6/6/94
532   Vectorscope                        Leader LVS-5850C                 9110565            Studio A         90        6/6/94
533   Camera Head adaptor x3                  ITE-FHT                       n/a              Studio A         89        6/6/94
534   CD Player                            Tascam CD-401                   100040            Studio A         90        6/6/94
535   Camera Focus contol(2 sets)          Fujinon CFH-3                    n/a              Studio A         86        6/6/94
536   Waveform Monitor                   Leader LBO-5860C                 9120462            Studio A         86        6/6/94
537   Pedestal Handles x6                    ITE-RH40                       n/a              Studio A         90        6/6/94
538   15" SCOOPS X4                           Kliegl                        n/a              Studio A         84        6/6/94
539   Sync Generator                    Tektronix TSG-170A                B042051            Studio A         84        6/6/94
540   Chromakey curtain                         n/a                         n/a              Studio A         89        6/6/94
541   Camera zoom control X2               Fujinon SRD92                    n/a              Studio A         84        6/6/94
542   Speaker                              Sentry -100A                  1700089752          Studio A         84        6/6/94
543   Cyc curtain x3                            n/a                         n/a              Studio A         84        6/6/94
544   5" Fresnel x3 500w                      Kliegl                        n/a              Studio A         84        6/6/94
545   9" Fresnel x5 1000w                     Kliegl                        n/a              Studio A         84        6/6/94
546   Eillpsoidal                             Kliegl                        n/a              Studio A         84        6/6/94
547   Lighting board                  Lighting Methods, Inc.                3272             Studio A         84        6/6/94
548   Audio amplifier                       Crown D-75                     047557            Studio A         84        6/6/94
549   Video monitor B/W                 Panasonic WV-5200BU               95101538           Studio A         84        6/6/94
550   Chairs/studio/arms x4                  Grey/Wood                      n/a              Studio A                   6/6/94
551   Video router                         Pana. WJ-225R                  32201139           Studio A         84        6/6/94
552   Video monitor B/W                 Panasonic WV-5200BU               41Z04177           Studio A         84        6/6/94
553   Video monitor B/W                 Panasonic WV-5200BU               41Z04175           Studio A         84        6/6/94
554   Video monitor B/W                 Panasonic WV-5200BU               41Z04176           Studio A         84        6/6/94
555   Edit module interphase                   PA450                       12701             Studio A         91        6/6/94
556   U-Matic/SP VTR                       Sony VO-9850                    13817             Studio A         91        6/6/94
557   Video monitor                        Sony PVM-8221                  5011116            Studio A         91        6/6/94
558   Video monitor TEST                   Sony PVM-1220                   011977            Studio A         84        6/6/94
559   Video monitor                        Sony PVM-6221                  5011231            Studio A         91        6/6/94
560   Video Monitor                        Sony CVM-1900                   213403            Studio A         84        6/6/94
561   Camera AC Adaptor                     Sony CMA-8                     35032             Studio A         90        6/6/94
562   Camera Control Unit                    Sony CCU                      70015             Studio A         90        6/6/94
563   Camera AC Adaptor                     Sony CMA-8                     35121             Studio A         90        6/6/94
564   Camera AC Adaptor                     Sony CMA-8                     35031             Studio A         90        6/6/94
565   Camera                              Sony DXC-3000A                   65211             Studio A         90        6/6/94
566   Camera Control Unit                    Sony CCU                      70016             Studio A         90        6/6/94
567   U-Matic/SP VTR                       Sony VO-9800                    13352             Studio A         91        6/6/94
568   Video Monitor                        Sony PVM-8221                  5011222            Studio A         91        6/6/94
569   Video Monitor                        Sony PVM-8221                  5011211            Studio A         91        6/6/94
570   Supergenlock                      Progressive Images              3JSG1294463          Studio A         93        6/6/94
571   Monitor - CG                             Amiga                     XT1044907           Studio A         93        6/6/94
572   Character Generator                   Amiga 2000                   HK0022778           Studio A         93        6/6/94
573   Step ladder fiberglass 8 lse                                                           Studio A         94        6/6/94
574   Cassette deck                         Tascam 122                    35002041           Studio A         94        6/6/94
575   Computer mouse                      Amiga 313254-01                  C18753            Studio A         94        6/6/94
576   Viewfinder STUDIO                     Sony DXF-50                    16306             Studio A         90        6/6/94
577   Waveform Monitor                   Leader LBO-5860C                 9120462            Studio A         86        6/6/94
578   6' Silk Ficus Trees x2                    n/a                         n/a              Studio A & B     89        6/6/94
579   Ladder 8' step x2                       orange                        n/a              Studio A & B     89/94     6/6/94
580   6' Silk dogwood x2                        n/a                         n/a              Studio A & B     89        6/6/94
581   Gei/gobo rack x2                          n/a                         n/a              Studio A/B       84        6/6/94
582   Video monitor                        Sony PVM-8221                  5011225            Studio B         91        6/6/94
583   Camera                               Sony DXC-3000                   17352             Studio B         89        6/6/94
584   Edit controller                       Sony RM-450                    76106             Studio B         91        6/6/94
585   Video monitor                        Sony PVM-8221                  5011229            Studio B         91        6/6/94
586   Video monitor                        Sony PVM-8221                  5011186            Studio B         91        6/6/94
587   Camera Head Adaptors X3                 ITE-FHT                       n/a              Studio B         89        6/6/94
588   Chairs/studio/arms x4                  blue/wood                      n/a              Studio B                   6/6/94
589   Speaker                              Sentry -100A                  1700089767          Studio B         84        6/6/94
590   Light Dimmer Unit                     Kliegl 244C                     1899             Studio B         84        6/6/94
591   Video Monitor B/W                 Panasonic WV-5361U                3ZZ02214           Studio B         84        6/6/94
592   Video Monitor B/W                 Panasonic WV-5361U                59104518           Studio B         84        6/6/94
593   Video Monitor B/W                 Panasonic WV-5381U                59104379           Studio B         83        6/6/94
594   Monitor bracket                      Pana. WV-5382                 5910/3814           Studio B         83        6/6/94

                                      11-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
595   Monitor Bracket                      Pana. WV-5382                 5910/3819           Studio B         83        6/6/94
596   Special Effects Gen.                 JVC KM-2000U                   16051310           Studio B         85        6/6/94
597   Countdown Generator                   Laird 1040                     12058             Studio B         84        6/6/94
598   Cassette deck                         Tascam 122                   450325-51           Studio B         85        6/6/94
599   Video Distribution                      ABA 16                        n/a              Studio B         85        6/6/94
600   TBC                                  FOR-A FA-420                   1440928            Studio B         88        6/6/94
601   TBC Remote FOR-A                         PCU-2                      2490185            Studio B         89        6/6/94
602   Equipment Fan                      Amco Engineer Co.                 00422             Studio B         89        6/6/94
603   Equipment Fan                      Amco Engineer Co.                 00423             Studio B         89        6/6/94
604   Intercom Box x2                       Telex IC/1F                     n/a              Studio B         84        6/6/94
605   Camera Tripod                           ITE P-3                       3272             Studio B         89        6/6/94
606   CD Player                            Tascam CD-401                   100080            Studio B         90        6/6/94
607   15' SCOOPS X4                           Kliegl                        n/a              Studio B         84        6/6/94
608   Camera zoom control x2               Fujinon SRD92                    n/a              Studio B         84        6/6/94
609   Cyc curtain x3                            n/a                         n/a              Studio B         84        6/6/94
610   Ellipsoidal                             Kliegl                        n/a              Studio B         84        6/6/94
611   Lamp Extender x2                        Kliegl                        n/a              Studio B         84        6/6/94
612   Camera lensx3                         Fujinon TVZ                     n/a              Studio B         86        6/6/94
613   Speaker                            JBL Control Plus                 S0400553           Studio B         90        6/6/94
614   Camera focus control                 Fujinon CFH-3                    n/a              Studio B         84        6/6/94
615   Camera lens                         Sony VCL-1012BY                8850615090          Studio B         89        6/6/94
616   Video Monitor                        Sony CVM-1900                   230475            Studio B         83        6/6/94
617   Viewfinder STUDIO                     Sony DXF-50                    10724             Studio B         89        6/6/94
618   Camera                              Sony DXC-3000A                   63634             Studio B         90        6/6/94
619   Video monitor TEST                   Sony PVM-1220                  2004483            Studio B         89        6/6/94
620   Video monitor                        Sony PVM-8221                  5011184            Studio B         91        6/6/94
621   Camera AC Adaptor                     Sony CMA-8                     10179             Studio B         91        6/6/94
622   Camera control unit                    Sony CCU                      19582             Studio B         90        6/6/94
623   Camera AC Adaptor                     Sony CMA-8                     10894             Studio B         91        6/6/94
624   Camera control unit                    Sony CCU                      19581             Studio B         90        6/6/94
625   Camera AC Adaptor                     Sony CMA-8                     10180             Studio B         91        6/6/94
626   Camera                               Sony DXC-3000                   14245             Studio B         89        6/6/94
627   U-Matic/SP VTR                       Sony VO-9950                    13743             Studio B         91        6/6/94
628   Supergenlock                      Progressive Images              3KSG3068151          Studio B         93        6/6/94
629   Monitor - CG                             Amiga                     XT1087994           Studio B         93        6/6/94
630   Character Generator                   Amiga 2000                   HK0023349           Studio B         93        6/6/94
631   Computer Keyboard                   Amiga KQQ-E94YC                  MT9207            Studio B         94        6/6/94
632   Computer Mouse                           Amiga                     B28000405           Studio B         94        6/6/94
633   Computer Keyboard                   Amiga KQQ-E944C                  MT9207            Studio B         94        6/6/94
634   Viewfinder STUDIO                     Sony DXF-50                    10724             Studio B         89        6/6/94
635   Viewfinder STUDIO                     Sony DXF-50                    10581             Studio B         84        6/6/94
636   Waveform Monitor                    Videotek TSM 5A                 9110507            Studio B         86
637   Audio Console                        Sony MX-P210                    20721             Studio C         85        6/6/94
638   Video monitor                        Sony PVM-8220                  5015875            Studio C         90        6/6/94
639   Edit controller                       Sony RM-450                    76119             Studio C         91        6/6/94
640   Camera                               Sony DXC-M3A                    10515             Studio C         86        6/6/94
641   1K Broad lights X2                        n/a                        17601             Studio C         84        6/6/94
642   Waveform Monitor                    Videotek TSM-5A                E11843982           Studio C         90        6/6/94
643   Audio amplifier                       Crown D-60                     17591             Studio C         89        6/6/94
644   Camera pedestal                         ITE P-3                       1271             Studio C         89        6/6/94
645   Video Switcher                      Pana. WJ-4600C                  57A19823           Studio C         89        6/6/94
646   Camera pedestal                         ITE P-7                       1217             Studio C         89        6/6/94
647   14 - 14 pin cable 25'                     n/a                         n/a              Studio C         85        6/6/94
648   Chairs/directors                      black/wood                      n/a              Studio C         93        6/6/94
649   Headphone                             Telex 610-1                     n/a              Studio C         88        6/6/94
650   TBC                                  FOR-A FA-420                   1440910            Studio C         88        6/6/94
651   Vectorscope                         Videotek VSM-5A                 V3852743           Studio C         83        6/6/94
652   Camera Control Unit                    Sony CCU                      12760             Studio C         84        6/6/94
653   Video monitor                        Sony PVM-8220                  5016011            Studio C         90        6/6/94
654   Viewfinder STUDIO                     Sony DXF-50                    010434            Studio C         86        6/6/94
655   Camera AC Adaptor                     Sony CMA-7                     16849             Studio C         86        6/6/94
656   Video Monitor                       Sony PVM-8200T                   012438            Studio C         83        6/6/94
657   U-Matic/SP VTR                       Sony VO-9800                    13361             Studio C         91        6/6/94
658   U-Matic/SP VTR                       Sony VO-9850                    70970             Studio C         91        6/6/94
659   Supergenlock                      Progressive Images              3KSG3068147          Studio C         93        6/6/94
650   Monitor CG                               AMIGA                     XT1045387           Studio C         93        6/6/94

                                      12-13

                      '94 INVENTORY - PUBLIC ACCESS CENTER

                 ITEM                          MODEL                     SERIAL NO.            LOCATION       ENTER     CONFIRMED
      --------------------------    ---------------------------    ----------------------    -------------    ------    ----------
661   Character Generator                   Amiga 2000                   HK0006193           Studio C         93        6/6/94
662   Viewfinder                           Sony DXF-M3A                    10515             Studio C         86        6/6/94
663   Amiga computer                         A2000 HD                    HK0006193           Studio C         94        6/6/94
664   Computer Keyboard                      KQQ 694YC                     MT9112            Studio C         94        6/6/94
665   Computer mouse                           Amiga                     B00708657           Studio C         94        6/6/94
666   Computer Keyboard                   Amiga KKQ-E94YC                  MT9112            Studio C         94        6/6/94
667   Computer mouse                           Amiga                     B16005252           Studio C         94        6/6/94
668   Speakers                                 Pro-7                      40-2066            Studio C         94        6/6/94
669   Digital tuner                        Bogen TP-100                     n/a              Studio C         94        6/6/94
670   Video Monitor                       Sony PVM-8200T                   502128            Studio C         94        6/6/94
671   Viewfinder STUDIO                     Sony DXF-50                    010434            Studio C         86        6/6/94
672   Waveform Monitor                    Videotek TSM-5A                E11843982           Studio C         90        6/6/94
673   Belt packs x3                        Telex 1C-1/LS                   900500            studios          93        6/6/94
674   Chairs/armless x31                  maroon/Plastic                    n/a              Studios          89        6/6/94
675   Intercom Box x4                       Telex IC/1F                     n/a              Studios          84        6/6/94
676   Collapsible table 5' x1                   n/a                         n/a              Studios          84        6/6/94
677   Collapsible table 10' x2                  n/a                         n/a              Studios          84        6/6/94
678   Amiga Software                      Scala SMMA3000P                 B1704108           Studios                    6/6/94
679   Amiga Software                      Scala SMMA3000P                 B1704307           Studios                    6/6/94
680   Amiga Software                      Scala SMMA3000P                 B1704389           Studios          93        6/6/94
681   Easel X2                                  n/a                         n/a              Studios A & B    89        6/6/94
682   Fake Plants X3                            n/a                         n/a              Studios A & B    89        6/6/94
683   Extension Lighting Cable x3               n/a                         n/a              Studios A & B    84        6/6/94
684   computer mouse                      Amiga/Commodore                B16005252           Toaster Room     91        6/6/94
685   Computer HD2000                     Amiga/Commodore                HK0010702           Toaster Room     90        6/6/94
686   Computer keyboard                   Amiga/Commodore                  MT9203            Toaster Room     90        6/6/94
687   Boom Mic Stand                    Atlas Sound SB-100W                 n/a              Uneconomical     89        6/6/94
688   Boom Mic Stand                    Atlas Sound SB-100W                 n/a              Uneconomical     89        6/6/94
689   Lav mic                              Sony ECM-44B                    200203            Uneconomical     89
690   Lav mic                               Sony ECM-30                    31253             Uneconomical     89
691   Lav mic                              Sony ECM-44B                    200211            Uneconomical     89
692   Lav mic                              Sony ECM-44B                    200108            Uneconomical     89
693   Mobile boom mic                          Atlas                        n/a              uneconomical     89
694   Lav mic                               Sony ECM-30                    29218             Uneconomical     89
695   Lav mic                               Sony ECM-30                    31254             Uneconomical     89
696   Lav mic                               Sony ECM-30                    27607             Uneconomical     89
697   Lav mic                              Sony ECM-44B                    200110            Uneconomical     89
698   Lav mic                              Sony ECM-44B                    200209            Uneconomical     89
699   Lav mic                              Sony ECM-44B                    200205            Uneconomical     89
700   Lav mic                              Sony ECM-44B                    200207            Uneconomical     89
701   Lav mic                              Sony ECM-44B                    203420            Uneconomical     87
702   Lav mic                              Sony ECM-44B                    200109            Uneconomical     89
703   Lav mic                              Sony ECM-44B                    203686            Uneconomical     88
704   Lav mic                              Sony ECM-44B                    203689            Uneconomical     88
705   Lav mic                               Sony ECM-30                    43710             Uneconomical     88
706   Camcorder charger                      VW-VBM7E                      021188            Uneconomical     89
707   Rackmount                               LR2400                        n/a              Uneconomical     89
708   Camera Zoom Control                  Fujinon SRD92                    n/a              Uneconomical     84
709   Camera Zoom Control                  Canon Grip-Z9                    n/a              Uneconomical     84
710   Rackmount                              Videotek                       n/a              Uneconomical     89
711   Fluid head x 3                          ITE H40                       n/a              Uneconomical     90
712   Camcorder                          Panasonic AG-170                K8HC00347           Uneconomical     89
713   Rackmount                              Videotek                       n/a              Uneconomical     89
714   Camcorder charger                      VW-VBM7E                      021188            Uneconomical     89
715   U-Matic Field VTR                    Sony BVU-110                    25138             Out for repair   88        6/6/94

                                     13-13

              MISSING ITEMS '94 INVENTORY -- PUBLIC ACCESS CENTER

                   ITEM                      MODEL             SERIAL NO.         LOCATION       ENTER     CONFIRMS
      ------------------------------  -------------------    ---------------    -------------    ------    ---------
 1    Speakers                            Unic RU3707              n/a          Edit 1             90
 2    Speakers                            Unic RU3707              n/a          Edit 1             90
 3    Video router                       Dynair VSA-60           242269         Edit 1             89
 4    Portable monitor                    JVC TM-22U            07009769        Engineering        84
 5    Portable monitor                    JVC TM-22U            07009790        Engineering        84
 6    Camera lens                       Sony VCL-1012BY        8850624479       Engineering        89
 7    Camera AC Adaptor                   Sony CMA-7              16634         Engineering        86
 8    Edit Controller                     Sony RM-440             25799         Engineering        83        SOLD
 9    Camera AC Adaptor                   Sony CMA-7              16554         Engineering        86
 10   Video Monitor B/W               Panasonic WV-5381U        59104509        Headend            83
 11   VHS VTR                            Sharp XA-300           903315363       Headend            91
 12   Omni Directional mic                AKG - 120E               n/a          Location           83
 13   Direct box                         Stewart ADB-1           A14114         Location           89
 14   Camera lens                       Sony VCL-1012BY        8850621876       Location           89
 15   Camera lens                       Sony VCL-1012BY        8850621897       Location           89
 16   Battery Charger (monitor b)         JVC AA-P26U           17950648        Location           84
 17   Battery                          Anton Pro Pak-90           75525         Location           88
 18   Camera Tripod                          Gitzo                 n/a          Location           88
 19   Camera AC Adaptor                   Sony CMA-8              19524         Location           89
 20   Camera AC Adaptor                   Sony CMA-7              10113         PVOM               84
 21   U-Matic VTR                        Sony VO-5800             27820         Remote van         86
 22   Viewfinder ENG                     Sony DXF-3000            13723         Remote van         89
 23   Video monitor                      Sony PVM-8020           011746         Studio A           83
 24   Waveform Monitor                  Videotek TSM 5A          9110507        Studio B           86
 25   Waveform Monitor                  Videotek TSM 5A          9110507        Studio B           86
 26   Video Monitor                      Sony PVM-8220           5002183        Studio C           90
 27   Video monitor                      Sony PVM-8200           502852         Toaster Room       83

                                      1-14

Schedule B

                        Institutional Network For Tampa

The following information defines the requiremeres of the institutional network.

         1. Combined Data and Video Conferencing Topology that includes the following:

                          a. Building by building total fiber count;

                          b. Detailed breakdown for Video Conferencing including broadcast, non-secure video conferencing, secure video conferencing and future video service;

                          c. Detailed breakdown for Data Communications including non-secure data communications, secure data communication and point to point data communication.

         2. A design map of the proposed fiber routes for the institutional network.

         3.      Cable Specifications

                          a. Pierelli Optical Cable will be used.

                          b. Dielectric fiber cable will be used for aerial and underground installation.

                          c. Gel filled fiber cable will be used for water exclusion.

                          d. All fiber will be rated a 2 wavelengths
                          (singlemode at 1310 and 1550nm).

                          e. Cable will have a core diameter of 8.3 microns (typically).

                          f. The cable cladding diameter is 125+/micron.

                          g. The numerical aperture is O.13 as measured at the one percent power angle of the one-dimensional far-field scan at 1300 nm.

                          h. The maximum attenuation (1310.1550) is .35/.25 db/km.

                          i. The maximum dispersion is (1310/1550nm
                          3.2/19ps/nm - kin.

                          j. Cable will be pretested at the factory prior to shipment. Each fiber will be tested at 1310 and 1550 nm. The factory will provide certified test reports with the shipment.

                          k. Cable will be retested by Jones Intercable prior to installation. Each fiber will

                                      2-14

                          be tested at 1310 and 1550 nm.

                          l. Cable will be tested and a final proof of performance test will be completed after installation and upon finalization of the project. the results will be provide to the City of Tampa.

         4.      Cable Installation

                          a. Jones Intercable and the City of Tampa Office of Cable Communication will mutually determine the final termination locations in each of the 26 buildings that will be a part of the Institutional Network.

                          b. Fiber splices - There will be a strong commitment by Jones Intercable to minimize any splices between buildings. The fiber network design will require splices at the following locations: Henderson Avenue & Nebraska Avenue; Cass Street & Nebraska Avenue; and Twiggs Street & Nebraska Avenue.

                          c. During cable installation the manufacturer's recommendation for cable pulling forces or cable pull distances will not be exceeded. The tensile rating is 600 pounds and the bend radius is 20x cable O.D.

         5.      Cable Marking

                          a. Cable shall be identified by markings on it sheath every two feet.

                          b. Each buffer tube and each fiber within the buffer will be color coded.

                          c. The City of Tampa will receive documentation (after installation) that will describe each fiber's usage in each wire room. (This documentation will also be attached to the equipment in the building wire room). The fibers will be numerically labeled for ease of use in reading of wire diagrams. The documents and wiring diagrams will be updated to correspond to any changes that occur.

         6.      Wire Rooms

                          a. The City of Tampa's Office of Cable Communication and Jones Intercable will mutually select and agree upon termination equipment. This equipment will provide cross-connect, interconnect and splicing capabilities for network or building cables. This equipment will placed in a free standing rack where adequate space exists. Otherwise they will be wall mounted.

                          b. Cable shall be installed in suitable cable guides and rack within the wire rooms to organize and protect them.

                          c. The cable connector and patch cables will be selected and agreed upon by the City of Tampa's Office of Cable Communication and Jones Intercable prior to purchase.

                                      3-14

                         FIBER OPTIC NETWORK LOCATIONS

  BUILDING NUMBER                 BUILDING NAME                        BUILDING ADDRESS
- -------------------  ----------------------------------------    -----------------------------
         1           Fort Brooke Garage                          107 N. Franklin Street
         2           Tampa Convention Center                     333 S. Franklin Street
         3           Tampa Museum of Art                         601 Doyle Carlton Drive
         4           Hillsborough County Central Library         900 N. Ashley Drive
         5           City of Tampa MIS Department                200 W. Tyler Street
         6           Tampa Bay Performing Arts Center            1010 N. W.C. Macinnes Place
         7           Tampa Police Department                     1710 N. Tampa Street
         8           City of Tampa office of Cable               202 W. 7th Avenue
                     Communication
         9           City of Tampa Construction Service          1400 N. Boulevard
                     Center
        10           Tampa Educational Cable Consortium          703 N. Willow Avenue
        11           Jones Intercable Public Access Center       1001 W. North "B" Street
        12           Hillsborough County Center                  601 E. Kennedy Boulevard
        13           Hillsborough County School Board            901 E. Kennedy Boulevard
        14           Courthouse Annex North Tower                801 E. Twiggs Street
        15           City of Tampa Records Center                1104 E. Twiggs Street
        16           City of Tampa DPW 12TH Street Yard          610 N. 12TH Street
        17           Hillsborough County Sheriff's Office        2008 E. 8TH Avenue
        18           City of Tampa Fire Department               808 E. Zack Street
                     Headquarters
        19           City of Tampa Fire Communications           2904 N. Mitchell Street
        20           City Hall                                   315 E. Kennedy Boulevard
        21           City Hall Annex                             306 E. Jackson Street
        22           City of Tampa DPW Offices                   1801 Highland
        23           Morgan Street Jail                          1301 N. Morgan Street
        24           Courthouse Complex                          419 N. Pierce Street
        25           Hillsborough County Data Center             505 N. East Street
        26           Community Redevelopment Agency              1310 E. 9TH Avenue

                                     4-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                     5-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                     6-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                     7-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                     8-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                     9-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                    10-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                    11-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                    12-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)

                                    13-14

JONES INTERCABLE (LOGO)                                  JONES INTERCABLE (LOGO)

                      INSTITUTIONAL FIBER NETWORK SYSTEM

                                   (GRAPH)